UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

		Page
Item 1.01	Entry into a Material Definitive Agreement	3

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

Item 8.01	Other Events	3

Item 9.01	(d) Exhibits	3

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2015, CareView Communications, Inc. (the “Company”) and certain of its subsidiaries entered into a First Amendment (the “First Amendment”) to the Credit Agreement dated as of June 26, 2015 (the “Credit Agreement”) with PDL BioPharma, Inc., as administrative agent and lender (the “Lender”). As previously disclosed in the Company’s Current Report on Form 8-K filed on June 30, 2015, under the Credit Agreement, the Lender has made available to the Company up to $40 million in two tranches of $20 million each.

The First Amendment modifies the conditions precedent to the funding of each tranche, such that, among other things, the Company no longer needs to attain a specified milestone relating to the placement of the Company’s products in order for the Lender to fund the Company the first tranche of $20 million (the “Tranche One Loan”).

Contemporaneously with the execution of the First Amendment on October 7, 2015, the Company (i) borrowed the Tranche One Loan and issued to the Lender a term note in the principal amount of $20 million (the “Tranche One Term Note”), payable in accordance with the terms of the Credit Agreement, as amended, and (ii) amended and restated the warrant to purchase 4,444,445 shares of the Company’s common stock, which the Company issued to the Lender on June 26, 2015, to reduce the exercise price per share from $0.45 to $0.40 (such amended and restated warrant, the “Amended Warrant”).

The foregoing descriptions of the First Amendment, the Tranche One Term Note and the Amended Warrant are qualified, in their entirety, by reference to each agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation of the Company is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On October 13, 2015, the Company issued a press release announcing the execution of the First Amendment, the borrowing of the Tranche One Loan, and the execution of the Warrant Amendment. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 8.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exh. No.	Date	Document
10.01	10/07/15	First Amendment to Credit Agreement between the Company, CareView Communications, Inc., a Texas corporation, and the Lender

10.02	10/07/15	Tranche One Term Note in the principal amount of $20 million issued to the Lender

10.07	10/07/15	Amended and Restated Warrant to purchase 4,444,445 shares of the Company’s common stock issued to the Lender

99.1	10/13/15	Press Release announcing execution of the First Amendment, the borrowing of the Tranche One Loan and the execution of the Amended Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer